Sept Exhibit 99.2 16 2020 Cavrotolimod (AST-008) Intratumoral Immunotherapy KOL Day 16 Sept 2020

Cautionary Note Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "expect," "plan," "may," "will," and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact in this presentation are forward looking including, but not limited to, statements regarding of Exicure, Inc. (“Exicure” or the “Company”); including the development of product candidates based on its proprietary SNA technology; the initiation, timing, progress, scope and results of the Company’s preclinical studies, clinical trials and research and development programs; its plans for development of cavrotolimod (AST-008), including its ongoing Phase 1b/2 clinical trial; the timing, availability and presentation of preclinical, clinical and regulatory developments; the potential benefits of the Company’s product candidates and notably, cavrotolimod; the development and the commercial potential, growth potential and market opportunity for the Company’s product candidates, if approved, and the drivers, timing, impact and results thereof; potential and future results of current and planned collaborations; and the timing or likelihood of regulatory filings and approvals. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the COVID-19 pandemic and the associated containment efforts may have a material adverse impact on the Company’s business, operations and financial results; the Company’s preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; unexpected safety or efficacy data observed during preclinical or clinical studies; the failure of the data from the Company’s preclinical trials to be indicative in human trials; clinical site activation rates or clinical trial enrollment rates that are lower than expected; the cost, timing and results of clinical trials; changes in the regulatory environment; unexpected litigation or other disputes; the ability of the Company to protect its intellectual property rights; and the actual funding required to develop and commercialize the Company’s product candidates and operate the Company. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s most recent Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements, unless required by law. 2

Today’s Speakers David Giljohann, PhD Doug Feltner, MD Matthias Schroff, PhD Steven O’Day, MD Exicure Exicure Exicure Executive Director CEO CMO COO John Wayne Cancer Institute and Cancer Clinic Shailender Bhatia, MD Emil deGoma, MD Weston Daniel, PhD Associate Professor Exicure Exicure University of Washington Vice President, Vice President, and Fred Hutchinson Clinical Development Translational Research Cancer Research Center 3

Program Agenda Cavrotolimod (AST-008): Exicure Vision and Spherical Nucleic Closing Remarks Q&A Session Strategy Acid TLR9 Agonist Immunotherapy for Oncology David Giljohann, PhD All David Giljohann, PhD All 4

Vision and Strategy David Giljohann PhD; CEO

The Exicure Difference

PLATFORM

Better Uptake, Greater Stability

3-D architecture drives **better uptake** and **greater stability**

Preclinically **demonstrated local delivery** in CNS, eye, GI tract, liver, lung, skin

Mechanism-agnostic: antisense, siRNA, TLR9 modulation, splice-switching

THERAPEUTICS

Growing Development Pipeline

RARE DISEASE FORMS

NEURO	IMMUNO-ONCOLOGY
Friedreich's Ataxia (IND-enabling studies late 2020)	CAVRO Phase 2

PARTNERSHIPS

abbvie Allergan + DERMELIX BIOTHERAPEUTICS

Potential for additional partners

VALUE

XCUR (NASDAQ)

MARKET CAP	CASH
$200M 8/1/20	**$99M** 3/31/20

POTENTIAL MILESTONE PAYMENTS

AbbVie/Allergan	+	Dermelix
up to **$725M** (2 programs underway)		up to **$166M/program** (up to 6 programs)

CASH RUNWAY INTO 2022

exicure | 6

SNAs Differentiated from Conventional Linear Oligos The Benefits Differentiated Uptake 1 HIGH CELL UPTAKE SNA Others Without encapsulation or SNAs Linear Oligos chemical modifications 2 Binding ENHANCED STABILITY VS Extended therapeutic half-life Cell surface in cells Scavenger receptor 3 EXTRA-HEPATIC DELIVERY SNA enters cells via ubiquitous scavenger receptors Shown in humans and mice 7

Our Broad NEUROLOGY IMMUNO- Near-Term Therapeutic ONCOLOGY SNA Therapeutic Opportunity Focus Technology DERMATOLOGY SNA technology allows nucleic acids to be OPHTHALMOLOGY delivered to local sites throughout the body, GI TRACT expanding the potential application of nucleic LUNG acid therapeutics LIVER 8

Focused Development Pipeline

			PRECLINICAL DEV	PHASE 1	PHASE 2
IMMUNO-ONCOLOGY					
CAVROTOLIMOD (TLR9 AGONIST)		MERKEL CELL CARCINOMA[1]	▶	▶	▶
		CUTANEOUS SQUAMOUS CELL CARCINOMA[1]	▶	▶	▶
NEUROLOGY					
XCUR-FXN		FRIEDREICH'S ATAXIA	▶		
XCUR-NEURO-02		UNDISCLOSED	▶		
DERMATOLOGY					
XCUR17 (ANTI-IL17RA)		INFLAMMATORY DISORDERS	currently unpartnered	currently unpartnered	
Undisclosed Target		HAIR LOSS DISORDERS	▶	Allergan[2]	
Undisclosed Target		NETHERTON SYNDROME	▶	DERMELIX BIOTHERAPEUTICS	

[1] In combination with checkpoint inhibitors
[2] On May 8, 2020, Allergan plc was acquired by AbbVie Inc.
Cavrotolimod is the proposed international non-proprietary name for AST-008

exicure | 9

NEUROLOGY IMMUNO- ONCOLOGY Cavrotolimod SNA Technology DERMATOLOGY Targeting Merkel cell carcinoma and cutaneous OPHTHALMOLOGY squamous cell carcinoma GI TRACT LUNG LIVER 10

Cavrotolimod (AST-008) Douglas Feltner MD; CMO

Summary of Cavrotolimod and Dose Escalation Results • Cavrotolimod (AST-008) is a TLR9 agonist that leverages Exicure’s SNA platform • Cavrotolimod has shown a positive efficacy profile in the Phase 1b dose escalation study evaluating intratumoral (IT) cavrotolimod + IV pembrolizumab in patients with advanced solid tumors • Overall response rate (ORR) of 33% (2/6) at highest dose, 21% (4/19) overall • Durable response: Responses have persisted for at least 6+ months and are ongoing in all 4 responders; longest observed response duration is 16 months • Regional and systemic anti-tumor effects: Evidenced by regression of noninjected lesions, supporting a systemic response 12

Advancing Cavrotolimod in Nonmelanoma Skin Cancers with Significant Unmet Need INDICATIONS PHASE 1 PHASE 2 Merkel Cell Carcinoma Refractory to Anti-PD-(L)-1 Cavrotolimod + Pembrolizumab Cutaneous Squamous Cell Carcinoma Refractory to Anti-PD-1 Cavrotolimod + Cemiplimab 13

Shailender Bhatia, MD Dr. Bhatia is Associate Professor of Medical Oncology at the University of Washington and Fred Hutchinson Cancer Research Center. Focused on immunotherapy clinical trials that aim at improving outcomes in skin cancer Especially interested in intratumoral and other novel therapeutic approaches that stimulate the immune system against cancer Principal Investigator for clinical trials for Merkel cell carcinoma focused on improving the immune response against this cancer 14

Steve O’Day, MD Dr. O’Day is the Executive Director of John Wayne Cancer Institute and Cancer Clinic at Providence Saint John’s Health Center, Regional Director of Research and Professor of Medical Oncology. Recognized as one of the preeminent melanoma specialists in the world Leader in the development of ipilimumab, pembrolizumab and nivolumab Principal investigator on over 100 clinical trials including several large, international Phase III trials Published more than 200 manuscripts, abstracts and reviews in prestigious journals such as The New England Journal of Medicine (NEJM) and Journal of Clinical Oncology (JCO) 15

Disclosures Steve O’Day, MD • Advisory Board – Exicure, Biothera, BMS, BioNTech, Immunsys, Merck • Consultant – Agenus, Immunsys • Grants/Research Support – Agenus, Amgen, Biothera, BMS, Exicure, Genocea, Incyte, Merck, Ultimovacs, Viralytics • Speaker’s Bureau – BMS Shailender Bhatia, MD • Advisory Board: Exicure, Genentech, EMD-Serono, BMS (received honoraria) • Research Support (to the institution): EMD-Serono, BMS, Merck, Oncosec, ImmuneDesign, NantKwest, Novartis • Speaker: None 16

Cancer Immunotherapy and TLR9 Agonism Shailender Bhatia MD

Immune Checkpoint Blockade, a Transformational Therapeutic Advance, Established The Role Of Immunotherapy For Cancer Anti-PD-1 Mechanism FDA Approved Indications › Cervical Cancer › Colorectal Cancer Merkel Cell › Cutaneous Squamous Cell Carcinoma Carcinoma › Endometrial Carcinoma › Esophageal Cancer › Gastric Cancer ORR 33-56% 1 › Head and Neck Squamous Cell Cancer for single agent anti-PD-(L)1 › Hepatocellular Carcinoma › Hodgkin Lymphoma › Melanoma › Merkel Cell Carcinoma Cutaneous Squamous › MSI-high/dMMR Colorectal Cancer › Non-Small Cell Lung Cancer Cell Carcinoma › Primary Mediastinal B-cell Lymphoma › Renal Cell Carcinoma Small Cell Lung Cancer ORR 34-46% › 2 › Tumor Mutational Burden-High for single agent anti-PD-1 Cancer › Urothelial Carcinoma PD-1: programmed cell death protein-1. PD-L1: programmed death ligand-1. CTLA-4: cytotoxic T-lymphocyte-associated protein-4. 1Keytruda USPI. Bavencio USPI. 2Libtayo USPI. Keytruda USPI. 18

Cancer Immunity Cycle as an Immunotherapy Pharmacodynamic Model 4 Step Release of cancer cell antigens 1 3 Step Cancer antigen presentation 2 Step Priming and activation 5 3 Step Trafficking of T cells to tumors 4 Step Infiltration of T cells into tumors 2 5 6 Step 6 Recognition of cancer cells by T cells Step Killing of cancer cells 1 7 7 Immunity, Volume 39, Issue 1, 25Jul2013, Pages 1-10. 19

Anti-PD-1 Antibody Pharmacodynamics Help Propagate Two, not All, Steps of the Cancer Immunity Cycle Step Release of cancer cell antigens 1 3 Step 2 Cancer antigen presentation Step Priming and activation 3 Disinhibited by anti-PD-1 / anti-PD-L1 Step 4 Trafficking of T cells to tumors Step 5 Infiltration of T cells into tumors Step 6 Recognition of cancer cells by T cells Step Killing of cancer cells 7 7 Disinhibited by anti-PD-1 / anti-PD-L1 Immunity, Volume 39, Issue 1, 25Jul2013, Pages 1-10. 20

Hypothesis: A TLR-Targeting SNA will Help Promote the Remaining Steps of the Cancer Immunity Cycle and Produce Anti-tumor Responses in Anti-PD-1 Resistant Tumors



4
3
blood vessel
5
2
6
1
7

Step 1 — **Release of cancer cell antigens**
Driven by activated NK and T cells

Step 2 — **Cancer antigen presentation**
Driven by TLR agonism

Step 3 — **Priming and activation**
Disinhibited by anti-PD-1 / anti-PD-L1
Driven by IL-12

Step 4 — **Trafficking of T cells to tumors**
Driven by IP-10 (CXCL10)

Step 5 — **Infiltration of T cells into tumors**
Driven by LFA-1 expression

Step 6 — **Recognition of cancer cells by T cells**
Driven by T-cell receptor complex expression

Step 7 — **Killing of cancer cells**
Disinhibited by anti-PD-1 / anti-PD-L1
Driven by interferon gamma and granzymes

Immunity, Volume 39, Issue 1, 25Jul2013, Pages 1-10.

exicure | 21

TLR9 and SNAs Weston Daniel PhD; VP Translational Research

SNAs are Ideal for TLR9 Activation

Toll like receptor 9 (TLR9) agonism can produce the desired pharmacodynamics

TLR9 is found in the endosome of cells - SNAs are colocalized in the endosome after internalization into cells

The SNAs are coated externally with oligonucleotides allowing for facile interaction with TLR9

SNAs have high cellular uptake, driving potency


SNA
Scavenger Receptors
Endosome
TLR9s
IL-12
IP-10
Activated NK cell
Activated T cell

exicure | 23

Cavrotolimod (AST-008) is Exicure’s TLR9 Agonist TLR9 agonist oligonucleotides – potent activators Cavrotolimod of immunity • Cytokines/chemokine signaling (IP-10, IL-12) for immune cell trafficking • T cell activation • NK cell activation Benign lipid nanoparticle • Scaffold for SNA structure Oligonucleotides + nanoparticle = SNA • Increased cellular uptake and endosomal uptake → Location of TLR9 target 24

Cavrotolimod and Anti-PD-1 Robustly Activate All Steps of the Cancer Immunity Cycle 4 Step Release of cancer cell antigens 1 ✓ 3 Step Cancer antigen presentation 2 ✓ Step Priming and activation 5 3 ✓ Step Trafficking of T cells to tumors 4 ✓ Step Infiltration of T cells into tumors 2 5 ✓ 6 Step 6 Recognition of cancer cells by T cells ✓ Step Killing of cancer cells 1 7 7 ✓ Immunity, Volume 39, Issue 1, 25Jul2013, Pages 1-10. 25

Nonclinical Studies Matthias Schroff PhD; COO

Cavrotolimod Demonstrates Higher Cell Uptake than Linear Structures 100 Cavrotolimod Linear TLR9 agonist SNAs 50 VS Loaded PBMC (%) Others 0 0.1 1 10 100 Linear Oligos Oligonucleotide (μM) PBMC = peripheral blood mononuclear cells 27

Cavrotolimod Demonstrates Better TLR9 Activation than Linear Structures 4 Cavrotolimod Linear TLR9 agonist GpC control SNA 3 SNAs VS 2 B Activation (fold PBS) (fold B Activation κ After 4 hr IncubationAfter 4 Others - NF 1 0.1 1.0 10 Linear Oligos Oligonucleotide (μM) 28

Murine Cavrotolimod Produces a Superior Anti-tumor Response Versus Linear Oligonucleotides Cavrotolimod Superior to Linear Naïve Mice Naïve Mice Naïve Mice Vehicle EMT6 4T1 ) Anti-PD-1 CT26 3 2000 Anti-PD-1+Linear Oligo Cavro-Treated Mice Cavro-Treated Mice Anti-PD-1+Cavro EMT6 4T1 CT26 1500 1000 500 Mean Tumor Volume (mm Volume Mean Tumor 0 0 10 20 30 40 50 60 70 80 90 100 110 120 130 Cavro or Linear Days (SC, 0.8 mg/kg) Anti-PD-1 (IP, 10 mg/kg) Linear oligo + anti-PD-1: p = 0.009 vs vehicle on day 27; murine cavro + anti-PD-1: p < 0.0001 vs vehicle on day 27. BALB/c mice; N = 8/group; data presented as mean + SEM. 29 SC = subcutaneous, IP = intraperitoneal

Murine Cavrotolimod Produces a Tumor-specific Memory Response Cavrotolimod Cavrotolimod-Treated Mice Superior Develop Long Term Immunity to to Linear EMT6 Tumors Naïve Mice Naïve Mice Naïve Mice Vehicle EMT6 4T1 ) Anti-PD-1 CT26 3 2000 Anti-PD-1+Linear Oligo Cavro-Treated Mice Cavro-Treated Mice Anti-PD-1+Cavro EMT6 4T1 CT26 1500 1000 500 Mean Tumor Volume (mm Volume Mean Tumor 0 0 10 20 30 40 50 60 70 80 90 100 110 120 130 Cavro or Linear EMT6 Days (SC, 0.8 mg/kg) Re-challenge Anti-PD-1 (IP, 10 mg/kg) Linear oligo + anti-PD-1: p = 0.009 vs vehicle on day 27; murine cavro + anti-PD-1: p < 0.0001 vs vehicle on day 27. BALB/c mice; N = 8/group; data presented as mean + SEM. 30 SC = subcutaneous, IP = intraperitoneal

Murine Cavrotolimod Produces Both a Superior Anti-tumor Response Versus Linear Oligonucleotides and a Tumor-specific Memory Response Cavrotolimod Cavrotolimod-Treated Mice Immunity is Tumor- Superior Develop Long Term Immunity to Specific to Linear EMT6 Tumors Naïve Mice Naïve Mice Naïve Mice Vehicle EMT6 4T1 ) Anti-PD-1 CT26 3 2000 Anti-PD-1+Linear Oligo Cavro-Treated Mice Cavro-Treated Mice Anti-PD-1+Cavro EMT6 4T1 CT26 1500 1000 500 Mean Tumor Volume (mm Volume Mean Tumor 0 0 10 20 30 40 50 60 70 80 90 100 110 120 130 Cavro or Linear EMT6 Days 4T1 or CT-26 (SC, 0.8 mg/kg) Re-challenge Challenge Anti-PD-1 (IP, 10 mg/kg) Linear oligo + anti-PD-1: p = 0.009 vs vehicle on day 27; murine cavro + anti-PD-1: p < 0.0001 vs vehicle on day 27. BALB/c mice; N = 8/group; data presented as mean + SEM. 31 SC = subcutaneous, IP = intraperitoneal

Dose Escalation Data Steve O’Day MD

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response Systemic effects response rate Proof of concept in largely Pharmacodynamic profile Good safety profile and well refractory population corroborating efficacy tolerated 33

Phase 1b Dose Escalation Summary Clinically meaningful overall response rate ORR 21% (all doses) ORR 33% (highest and Phase 2 dose) 34

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response response rate ORR 21% (all doses) 16 months to date and ongoing in all 4 responders ORR 33% (highest and Phase 2 dose) 6+ months in all 4 responders 35

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response Systemic effects response rate ORR 21% (all doses) 16 months to date and ongoing in Regression in distant and regional all 4 responders lesions ORR 33% (highest and Phase 2 dose) 6+ months in all 4 responders 36

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response Systemic effects response rate ORR 21% (all doses) 16 months to date and ongoing in Regression in distant and regional all 4 responders lesions ORR 33% (highest and Phase 2 dose) 6+ months in all 4 responders Proof of concept in largely refractory population Progressive disease on prior anti- PD-1: 85% Two or more lines of systemic therapy: 65% 37

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response Systemic effects response rate ORR 21% (all doses) 16 months to date and ongoing in Regression in distant and regional all 4 responders lesions ORR 33% (highest and Phase 2 dose) 6+ months in all 4 responders Proof of concept in largely Pharmacodynamic profile refractory population corroborating efficacy Progressive disease on prior anti- Increased serum PD-1: 85% cytokines/chemokines Two or more lines of systemic Increased activation therapy: 65% of immune cells Increased tumor infiltration by immune cells 38

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response Systemic effects response rate ORR 21% (all doses) 16 months to date and ongoing in Regression in distant and regional all 4 responders lesions ORR 33% (highest and Phase 2 dose) 6+ months in all 4 responders Proof of concept in largely Pharmacodynamic profile Good safety profile and well refractory population corroborating efficacy tolerated Progressive disease on prior anti- Increased serum No treatment-related serious AEs PD-1: 85% cytokines/chemokines or grade 4 AEs Two or more lines of systemic Increased activation Most common AEs are flu-like therapy: 65% of immune cells symptoms, injection site reactions, expected from mechanism of action Increased tumor infiltration by immune cells Support highest dose (32 mg) in Phase 2 39

Seamless Phase 1b/2 Dose Escalation and Dose Expansion Study STUDY ELEMENTS PHASE 1b DOSE ESCALATION Open-label, multicenter Phase 1b/2 combined dose-escalation/dose-expansion study Intratumoral (IT) cavrotolimod plus pembrolizumab across all solid tumors in the Phase 1b dose escalation portion Two or more lesions required; one tumor to remain noninjected with cavrotolimod to observe regional and systemic immune effects Intensive local and systemic pharmacodynamic assessments Single-arm Phase 2 cohorts in anti-PD-(L)1 antibody progressive MCC and CSCC populations 40

Study Dosing Schedule and Assessments

DOSING	CYCLE 1		CYCLE 2			CYCLE 3			CYCLE 4+		
	W1	W2	W3	W4	W5	W6	W7	W8	W9	W10	W11
Cavrotolimod IT	↑	↑	↑	↑	↑	↑	↑	↑	↑		
Pembrolizumab IV			↑			↑			↑		

Assessments

- CT/MRI scans (RECIST v1.1)
- Tumor photography
- Tumor biopsy analyses:
  - Immunohistochemistry
  - Gene expression profiling
- Peripheral pharmacodynamic assessments:
  - Cytokines/chemokines
  - Immune cell profiling
- Pharmacokinetics
- Safety

W: week.

exicure | 41

Dose Escalation Mostly Enrolled Patients with Cutaneous Tumors that had Previously Progressed on Anti-PD-1 Antibodies Baseline characteristics (N=20) n (%) Melanoma 10 (50%) Merkel cell carcinoma 5 (25%) Cancer type Cutaneous squamous cell carcinoma 2 (10%) Head & neck squamous cell carcinoma 2 (10%) Leiomyosarcoma 1 (5%) Cancer stage Metastatic disease 19 (95%) History of anti-PD-1 use 19 (95%) Best prior response: progressive disease 12 (60%) Prior anti-PD-1 Last prior response: progressive disease 17 (85%) Time since last dose ≤12 weeks (N=19) 15 (79%) 1 7 (35%) Prior lines of systemic therapy 2 5 (25%) 3+ 8 (40%) 42

Clinically Meaningful Confirmed Overall Response Rate Observed in Phase 1b Patients 21% ORR 33% ORR All Dose Levels 32 mg Dose Level 4 PR of 19 evaluable patients 2 PR of 6 patients 43

Durable Confirmed Responses Observed After Treatment All Four Responses Ongoing, All at Least 6 Months in Duration; One Patient With 16 Month Response End of combination treatment 10 Merkel2- Follow-up after end of combination treatment 2 mg0… 10 Merkel1- 4 mg0… 10 Melanoma4- 32 mg0… End of cavrotolimod treatment 10 Melanoma4- Follow-up 32 mg0… 0 12 24 36 48 60 72 84 Time from First Dose of Cavrotolimod in Weeks Overall response: Partial response Overall response: Stable disease Active treatment 44

Confirmed Responses Observed in Anti-PD-1 Refractory Tumors Three of Four Responders Were Progressing on Anti-PD-1 at Enrollment Prior Anti-PD-1 Time Between Last Tumor Last Response Dose of PD-1 and First Cavro Dose End of combination treatment MCC Relapsed off anti-PD-1 69 weeks Follow-up after end of treatment MCC Progressive disease 3 weeks Mel. Progressive disease 6 weeks End of cavrotolimod treatment Mel. Progressive disease 8 weeks Follow-up 0 12 24 36 48 60 72 84 Time from First Dose of Cavrotolimod in Weeks Overall response: Partial response Overall response: Stable disease Active treatment 45

Response in Refractory Melanoma Patient with Progression on Anti-PD-1 at Enrollment PRIOR TO CAVRO, PROGRESSION ON PEMBROLIZUMAB Before pembrolizumab After 3 cycles of pembrolizumab 76-year-old man with melanoma 46

Response in Refractory Melanoma Patient with Progression on Anti-PD-1 at Enrollment RESPONSE TO CAVROTOLIMOD + PRIOR TO CAVRO, PROGRESSION ON PEMBROLIZUMAB PEMBROLIZUMAB AT 12 WEEKS Before pembrolizumab After 3 cycles of pembrolizumab PR ongoing through 36 weeks 76-year-old man with melanoma 47

Response in Refractory Melanoma Patient with Progression on Anti-PD-1 at Enrollment RESPONSE TO CAVROTOLIMOD + LESIONS AT BASELINE PEMBROLIZUMAB AT 12 WEEKS Effects on both lesions Non-injected Injected 76-year-old man with melanoma 48

Robust Pharmacodynamic Response in Refractory Melanoma Patient with Progression on Anti-PD-1 at Enrollment Peripheral Chemokine and Cell Activation IP-10 NK Cells Cytotoxic T Cells (pg/mL) (% Activated) (% Activated) 2399 86 63 26 25 132 Predose Postdose Predose Postdose Predose Postdose 49 Postdose: 24 hours post cavrotolimod 32 mg + pembrolizumab

Complete Response of Injected and Noninjected Tumors in Anti- PD-1 Relapsed Merkel Cell Patient Week 3 86-year-old woman with Merkel cell carcinoma Complete response on pembrolizumab; relapsed after discontinuation On cavrotolimod + pembrolizumab, overall partial response/complete target response observed at 12 weeks (initial assessment) through 16 months (ongoing) 50

Complete Response of Injected and Noninjected Tumors in Anti- PD-1 Relapsed Merkel Cell Patient Week 3 Week 12 86-year-old woman with Cavrotolimod + Merkel cell carcinoma pembrolizumab Complete response on pembrolizumab; relapsed after discontinuation On cavrotolimod + pembrolizumab, overall partial response/complete target response observed at 12 weeks (initial assessment) through 16 months (ongoing) 51

Systemic Immune Activation Observed after Cavrotolimod Dosing in Relapsed Merkel Cell Patient Peripheral Chemokine and Cell Activation IP-10 NK Cells Cytotoxic T Cells (pg/mL) (% Activated) (% Activated) 547 57 51 17 11 46 Predose Postdose Predose Postdose Predose Postdose 52 Postdose: 24 hours post cavrotolimod 2 mg

Decreased Target Tumor Diameter Observed in 37% of Patients Target Tumor Response: Sum of Injected and Noninjected Lesions 100% 0% Mel CSCC MCC Mel Mel Mel MCC MCC HSNCC Mel Mel Mel MCC MCC LMS Mel Mel Change in from Change Baseline Target Lesion Diameters (%) Lesion Diameters Target -100% Figure excludes 3 patients who did not have post-treatment CT scan assessment 53

Regression Observed in Both Cavrotolimod-Injected and Noninjected Tumors Target Tumor Response: Sum of Injected Lesions vs Sum of Noninjected Lesions 100% Mel Mel 0% n/a Mel CSCC MCC Mel MCC MCC HSNCC Mel Mel Mel MCC MCC LMS Mel Mel n/a Change from Baseline from Change in Target Lesion Diameters (%) Lesion Diameters in Target Injected Noninjected -100% In one patient, injected and noninjected lesions fused; in another patient, all target lesions were inadvertently injected 54

Tumor Regression Observed in Distant, Noninjected Lesions Injected Noninjected CSCC -33% R face -33% L neck -20% R lung 55

Tumor Regression Observed in Distant, Noninjected Lesions Injected Noninjected CSCC MCC Melanoma MCC -33% R face -33% -29% L neck R axillary LN -47% L abdomen -20% R lung -100% -50% L leg -30% L axillary LN R axillary LN -29% L abdomen -100% L leg Overall response PD (new lesion) PR PD (new lesion) PR 56 PD: progressive disease; PR: partial response

Cavrotolimod Safe and Generally Well Tolerated Injection Site Reactions and Flu-like Symptoms as Expected from Local and Systemic Immune Activation • Majority (98%) of treatment-related adverse events (AEs) were Grade (G) 1 or 2 • Injection site reactions and flu-like symptoms were the most commonly reported AEs ‒ Dose response; observed in 100% of patients at the highest dose (32 mg) ‒ Tolerable; G1 or G2 except for one G3 ISR • No dose-limiting toxicities, supporting the highest dose (32 mg) in Phase 2 stage • No treatment-related serious AEs • No treatment-related G4 AEs • G3 treatment-related AEs in 2 subjects 57

Pharmacodynamic Data Weston Daniel, PhD; VP Translational Research

Comprehensive Pharmacodynamic Profile Consistent with Antitumor Immune Activation INCREASED CYTOKINES AND CHEMOKINES ACTIVATED CIRCULATING IMMUNE EFFECTOR CELLS >20x IP-10/CXCL10 35% → 91% 21% → 62% >1.5x IL-12p40 Activated NK cells Activated Cytotoxic T cells (% that are activated) (% that are activated) cavrotolimod 16-32 mg monotherapy vs baseline. N = 8 cavrotolimod 16-32 mg monotherapy. N = 8 59

Comprehensive Pharmacodynamic Profile Consistent with Antitumor Immune Activation INCREASED CYTOKINES AND CHEMOKINES ACTIVATED CIRCULATING IMMUNE EFFECTOR CELLS >20x IP-10/CXCL10 35% → 91% 21% → 62% >1.5x IL-12p40 Activated NK cells Activated Cytotoxic T cells (% that are activated) (% that are activated) cavrotolimod 16-32 mg monotherapy vs baseline. N = 8 cavrotolimod 16-32 mg monotherapy. N = 8 INDUCED TUMOR INFILTRATION AND KILLING BY CYTOTOXIC IMMUNE CELLS Cavrotolimod Effects Injected Tumors 2x more cytotoxic cells and CD8 T cells 3x more granzyme B transcript expression 3x less TGF-β2 transcript expression cavrotolimod 2-32 mg monotherapy vs baseline. N = 9 60

Comprehensive Pharmacodynamic Profile Consistent with Antitumor Immune Activation INCREASED CYTOKINES AND CHEMOKINES ACTIVATED CIRCULATING IMMUNE EFFECTOR CELLS >20x IP-10/CXCL10 35% → 91% 21% → 62% >1.5x IL-12p40 Activated NK cells Activated Cytotoxic T cells (% that are activated) (% that are activated) cavrotolimod 16-32 mg monotherapy vs baseline. N = 8 cavrotolimod 16-32 mg monotherapy. N = 8 INDUCED TUMOR INFILTRATION AND KILLING BY CYTOTOXIC IMMUNE CELLS Cavrotolimod Effects Cavrotolimod + Pembrolizumab Effects Injected Tumors Injected Tumors Non-injected Tumors 2x more cytotoxic and CD8 T cells 2x more LFA-1 3-5x more T cell transcript expression receptor complex and 2x more expression of 3x more granzyme B granzyme transcript expression select interferon- transcript expression inducible genes 3x less TGF-β2 transcript 4x more cytotoxic and 2-3x more interferon expression CD8 T cells gamma transcript expression cavrotolimod 2-32 mg monotherapy vs baseline. N = 9 cavrotolimod 2-32 mg + pembro vs baseline. N = 9 cavrotolimod 2-32 mg + pembro vs baseline. N = 8 61

Cavrotolimod Promotes the Remaining Steps of the Cancer Immunity Cycle and Contributes to Anti-tumor Responses in Anti-PD-1 Resistant Tumors



4
3
5
2
6
1
7
blood vessel

Step 1 — **Release of cancer cell antigens**
Driven by activated NK and T cells

Step 2 — **Cancer antigen presentation**
Driven by TLR agonism

Step 3 — **Priming and activation**
Disinhibited by anti-PD-1 / anti-PD-L1
Driven by IL-12

Step 4 — **Trafficking of T cells to tumors**
Driven by IP-10 (CXCL10)

Step 5 — **Infiltration of T cells into tumors**
Driven by LFA-1 expression

Step 6 — **Recognition of cancer cells by T cells**
Driven by T-cell receptor complex expression

Step 7 — **Killing of cancer cells**
Disinhibited by anti-PD-1 / anti-PD-L1
Driven by interferon gamma and granzymes

Immunity, Volume 39, Issue 1, 25Jul2013, Pages 1-10.

exicure | 62

Phase 1b Dose Escalation Summary Clinically meaningful overall Durable response Systemic effects response rate ORR 21% (all doses) 16 months to date and ongoing in Regression in distant and regional all 4 responders lesions ORR 33% (highest and Phase 2 dose) 6+ months in all 4 responders Proof of concept in largely Pharmacodynamic profile Good safety profile and well refractory population corroborating efficacy tolerated Progressive disease on Increased serum No treatment-related serious AEs prior anti-PD-1: 85% cytokines/chemokines or grade 4 AEs Two or more lines of Increased activation Most common AEs are flu-like systemic therapy: 65% of immune cells symptoms, injection site reactions, expected from mechanism of action Increased tumor infiltration by immune cells Support highest dose (32 mg) in Phase 2 63

Merkel Cell Carcinoma and Cutaneous Squamous Cell Carcinoma Shailender Bhatia MD

Skin, the Largest Organ, is Also the Most Vulnerable to Cancer Development Non-melanoma Skin Cancers Skin Cancer Incidence (US) Skin Cancer Deaths (US) (NMSCs) Mel: 60,000 BCC: 1,250 • 5.4 million diagnosed in 2012 CSCC: 700,000 • 3.3 million treated MCC: 600 CSCC: 1,250 – 80% BCCs MCC: 3,000 – 20% CSCC – <1% others (including MCC) BCC: Mel: 8,000 2,800,000 NOTE: Numbers don’t represent recent estimates. Rogers HW, et al. JAMA Dermatol. 2015. BCC: Basal cell carcinoma; CSCC: cutaneous squamous cell carcinoma; MCC: Merkel cell carcinoma 65

Alarming Increase in Incidence of Aggressive Skin Cancers 2500 New MCC Cases in 2013; Incidence Rate by Age Estimated ~3300 by the Year 2025 Paulson K, et al. J Am Acad Dermatol. 2017. MCC: Merkel cell carcinoma 66

Merkel Cell Carcinoma (MCC): An Aggressive Cancer With Poor Outcomes Rapid Progression of MCC After ~1 year • Disease-mortality rate ~45% (3-fold higher than melanoma) • Historical 5-year overall survival for stage IV MCC < 20% Lemos BD, et al. J Am Acad Dermatol. 2010. 67

Cutaneous Squamous Cell Carcinoma (CSCC): Like MCC, an Aggressive Cancer With Poor Outcomes Metastatic CSCC Overall Survival for Metastatic CSCC • Historical 5-year overall survival rate of 26% for stage 4 disease • Historical median overall survival was 2.2 years Gutzmer R, et al. Dtsch Arztebl Int. 2019. Chang ALS, et al. J Am Acad Dermatol. 2015. 68

NMSCs Have a Strong Rationale for Immunotherapy


Virus positive-MCC
Virus negative-MCC
Cutaneous squamous-cell
Merkel-cell
Melanoma
Noncolorectal (MMRd)
Colorectal (MMRd)
Renal-cell
Anal
Cervical
Hepatocellular
Urothelial
NSCLC (squamous)
NSCLC (nonsquamous)
Head and neck
Endometrial
Mesothelioma
Sarcoma
Ovarian
Glioblastoma
Prostate
Esophagogastric
Small-cell lung
Breast
Adrenocortical
Uveal
Pancreatic
Germ-cell
Colorectal (MMRp)
Objective Response Rate (no. of patients evaluated)
50
100
500
1000
Tumor Mutational Burden (no. of tumors analyzed)
100
1000
10,000
Objective Response Rate (%)
Median No. of Coding Somatic Mutations per MB

BCC also has a very high TMB (median ~45/MB)

Yarchoan, et al. *NEJM*. 2017.
Harms, et al. *CA Res.* 2015.
Walter A, et al. *CCR*. 2010.
Paulson, et al. Unpublished.

BCC: basal cell carcinoma; CSCC: cutaneous squamous cell carcinoma; MB: megabase; MCC: Merkel cell carcinoma; NMSC: non-melanoma skin cancer

exicure | 69

High Response Rates with Anti-PD-1 Therapy in NMSCs Like MCC But Distinct Populations with Unmet Need Have Emerged Intrinsic Resistance First Line Pembrolizumab in MCC Non-responders to PD-1 blockade Acquired Resistance Progressors after initial response Nghiem P, Bhatia S et al. 2016 NEJM 70

Nonmelanoma Skin Cancers Are Optimal Tumors for Development of Intratumoral Immunotherapies Like Cavrotolimod Rare but Strategic Confluence of favorable factors 71

Nonmelanoma Skin Cancers Are Optimal Tumors for Development of Intratumoral Immunotherapies Like Cavrotolimod Rare but Strategic Confluence of favorable factors Responsive to Immunotherapy Among cancers with the highest tumor mutational burdens (TMB) Large diversity of neoantigens available as immune targets, including viral antigens 72

Nonmelanoma Skin Cancers Are Optimal Tumors for Development of Intratumoral Immunotherapies Like Cavrotolimod Rare but Strategic Unmet Medical Need High morbidity and mortality of Confluence of favorable factors advanced MCC and CSCC; even greater than melanoma Responses to anti-PD-(L)1 appear less durable than melanoma Responsive to Immunotherapy No second-line therapies approved Among cancers with the highest in MCC or CSCC tumor mutational burdens (TMB) Large diversity of neoantigens Relatively limited number of available as immune targets, therapies in development including viral antigens 73

Nonmelanoma Skin Cancers Are Optimal Tumors for Development of Intratumoral Immunotherapies Like Cavrotolimod Practical, Personalized Rare but Strategic Unmet Medical Need Dosing High morbidity and mortality of Superficial lesions amenable to advanced MCC and CSCC; even Confluence of favorable factors injection in outpatient clinics greater than melanoma Repeated dosing and dosing of Responses to anti-PD-(L)1 appear multiple lesions captures antigenic less durable than melanoma diversity and evolving neoepitopes Responsive to Immunotherapy No second-line therapies approved No antigen identification or Among cancers with the highest in MCC or CSCC isolation needed in advance tumor mutational burdens (TMB) Large diversity of neoantigens Relatively limited number of available as immune targets, Off-the-shelf in situ immunization therapies in development including viral antigens 74

Phase 2 Dose-Expansion Stage Emil deGoma MD; VP Clinical Development

Rationale for Prioritization of Advanced MCC and CSCC Refractory to Anti-PD-(L)1 Therapy in Phase 2 Dose-Expansion Stage UNMET MEDICAL NEED RESPONSIVE TO IMMUNOTHERAPY EFFICIENT DEVELOPMENT • High morbidity and mortality of • Robust mechanistic rationale • Rare refractory skin tumors, advanced MCC and CSCC; even ‒ Among cancers with the highest with significant unmet need, greater than melanoma tumor mutational burdens (TMBs) in combination with positive preliminary efficacy data, • Responses to anti-PD-(L)1 less Large diversity of neoantigens ‒ support efficient development durable than melanoma available as immune targets • No second-line therapies • Cavrotolimod Phase 1b results • Orphan Drug and Fast Track approved in MCC or CSCC ‒ Tumor responses, including • Relatively limited number of regression of MCC, CSCC therapies in development ‒ Pharmacodynamic data support immune activation 76

Phase 2 Dose-Expansion Stage in Anti-PD-(L)1 Refractory Patients Merkel cell carcinoma Documented progression on anti-PD-(L)1 therapy Cavrotolimod 32 mg IT + pembrolizumab IV N=29 Cutaneous squamous cell carcinoma Documented progression on anti-PD-1 therapy Cavrotolimod 32 mg IT + cemiplimab IV N=29 Solid tumors (including melanoma) Anti-PD-(L)1 Refractory Disease Definition: All Cohorts • Documented and confirmed radiographic and/or clinical progression • Minimum duration of approved anti-PD-(L)1 therapy 77

Phase 2 Dosing Schedule and Assessments

DOSING	CYCLE 1		CYCLE 2			CYCLE 3			CYCLE 4+		
	W1	W2	W3	W4	W5	W6	W7	W8	W9	W10	W11
Cavrotolimod 32 mg IT	↑	↑	↑	↑	↑	↑	↑	↑	↑		
Pembrolizumab IV (MCC) or Cemiplimab IV (CSCC)			↑			↑			↑		

Assessments

- CT/MRI scans (RECIST v1.1)
- Tumor photography
- Tumor pharmacodynamics: Immunohistochemistry; gene expression profiling
- Peripheral pharmacodynamics: Cytokines/chemokines; Immune cell profiling
- Patient-reported outcomes
- Pharmacokinetics
- Safety

CSCC: cutaneous squamous cell carcinoma. MCC: Merkel cell carcinoma. W: week.

exicure | 78

Support from Leading Investigators and Top-Tier Sites Dana-Farber Cancer Institute Northwestern University University of Seattle Cancer Care Alliance University of Iowa Pittsburgh (University of Washington) University of Cincinnati Memorial Sloan Kettering Mount Sinai University of California San Francisco Norton Cancer Center John Wayne Cancer Institute (Providence St. John’s) Duke University University of California Irvine University of Arizona University of Miami University of Washington Colorado University MD Anderson Baylor University 79

Timelines for Phase 2 Stage INDICATIONS 2020 2021 2022 Merkel Cell Carcinoma Refractory to Anti-PD-(L)1 Cavrotolimod IT + pembrolizumab IV Phase 2 ORR readout N=29 Interim ORR readout Cutaneous Squamous Cell Carcinoma Refractory to Anti-PD-1 Cavrotolimod IT + cemiplimab IV Phase 2 ORR readout N=29 Interim ORR readout 80

Vision for Expansion Douglas Feltner MD; CMO

Leveraging Experience to Address Additional Skin Cancers Cutaneous Squamous Merkel Cell Carcinoma Cell Carcinoma Skin Cancers Amenable to intratumoral injection Highly immunogenic Basal Cell Carcinoma Overlapping provider population Melanoma • Addressable population • Further assess as data of 7,500 accrue in Phase 2 cohort • High tumor mutational burden • Supportive anti-PD-1 data 82

Adjacent Skin Cancers as Most Proximal Potential Next Steps Locally Advanced/Metastatic Melanoma • Responses (2/4) observed in PD-1 resistant patients with cavrotolimod in Phase 1b at 32 mg • Further assess ORR in Phase 2 cohort • Encouraging data from other TLR9 agonists Locally Advanced/Metastatic Basal Cell Carcinoma (BCC) • Responsive to immunotherapy – Superficial BCCs treated with TLR agonist imiquimod – 29% ORR observed in advanced/metastatic BCC after treatment with anti-PD-1 antibody cemiplimab1 – Intralesional injection of TLR9 agonist PF-3512676 produced injected lesion response in 5/5 patients dosed2 • Anticipated cemiplimab approval to accelerate combination use in BCC • Unmet need persists despite first line drug 1: Sanofi announcement May 2020; 2: J Immunother 2008;31:520–527 83

Indication Expansion Opportunities Market Opportunity (2026, estimated) Indication Primary or Secondary Incident Cavro Target Resistance to anti-PD-1 Patient Population Melanoma 70-80% ~10,000 Basal Cell Carcinoma 70-80% ~7,500 Head and Neck Squamous Cell Carcinoma 75-85% ~13,000 Non-Small Cell Lung Cancer 70-80% ~40,000 Sarcoma (Mismatch repair deficient) 80-90% ~4,000 GlobalData data; Munhoz 2018; Betof-Warner 2020; Sanofi press release 2020; KEYNOTE-048 trial data; Cancer Research Institute; SARC028 trial data; Wan 2019; KEYNOTE-042 data 84

Cavrotolimod Positioning Douglas Feltner MD; CMO

Cavrotolimod Clinical Profile Highly Competitive vs Other TLR9 Agonists Sponsor Efficacy Combination ORR Durability Safety All solid tumors: Median: not reached Unrelated SAEs: 5% Exicure Pembrolizumab 21% (all doses) ≥6 months: 100% Related SAE: 0 33% (highest dose) (4 of 4) Median: 20 months Checkmate Pembrolizumab Melanoma: 23-28% >6 months: 97% Related SAEs: 17% Pharma1 (36 of 37) Median: 11 months Idera2 Ipilimumab Melanoma: 22% >6 months: 64% Any SAEs: 32% (7 of 11) Median: 7 months TriSalus3 Pembrolizumab Melanoma: 13-19% Related G3/4: 16-23% (8 mg) 1) Checkmate Pharmaceuticals IPO roadshow presentation, August 2020. 2) Idera corporate presentation August 2020. 3) Previously Dynavax. Amin ASCO 2019. Ribas ESMO 2018. https://investors.dynavax.com/news-releases/news-release-details/trisalus-life-sciences-acquires-dynavaxs-sd-101-oncology-program. 86

Cavrotolimod Summary Douglas Feltner MD; CMO

Summary of Cavrotolimod and Dose Escalation Results • Cavrotolimod (AST-008) is a TLR9 agonist that leverages Exicure’s SNA platform • Cavrotolimod has shown a positive efficacy profile in the Phase 1b dose escalation study evaluating intratumoral (IT) cavrotolimod + IV pembrolizumab in patients with advanced solid tumors • Overall response rate (ORR) of 33% (2/6) at highest dose, 21% (4/19) overall • Durable response: Responses have persisted for at least 6+ months and are ongoing in all 4 responders; longest observed response duration is 16 months • Regional and systemic anti-tumor effects: Evidenced by regression of noninjected lesions, supporting a systemic response • Corroborative pharmacodynamic data supports regional and distant anti-tumor effects 88

Summary of Cavrotolimod and Dose Escalation Results Continued • Highest Phase 1B dose (32 mg) chosen for Phase 2, as recommended by Data Review Committee • The cavrotolimod clinical profile is highly competitive compared with other TLR9 agonists in development • First-to-market opportunity in two rare skin cancers with high unmet medical need-- 2nd line advanced/metastatic Merkel cell carcinoma (MCC) and cutaneous squamous cell carcinoma (CSCC), supporting an efficient development and registration strategy and eventual accelerated approval • Strong IP position (composition of matter coverage until 2035) • Robust, scalable, and reproducible CMC process 89

Closing Remarks David Giljohann PhD, CEO

Q&A